Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Basis of Preparation
(a)	Basis of Preparation
The accompanying consolidated financial statements of the Company have been prepared under International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and interpretations of the IFRS Interpretations Committee (“IFRIC”) in effect for the years ended December 31, 2020 and 2019.

The consolidated financial statements were approved and authorized for issue by the Board of Directors of the Company on March 26, 2021.

Basis of Measurement
(b)	Basis of Measurement
The accompanying consolidated financial statements have been prepared on a going concern basis, under the historical cost convention, except for biological assets which are measured at fair value less cost to sell; certain investments in associates, which are accounted for under the equity method; loans receivable measured at fair value through profit or loss (“FVTPL”); and certain investments, derivative instruments, and contingent consideration, which are recorded at fair value. Historical cost is generally based upon the fair value of the consideration given in exchange for assets and the contractual obligation for liabilities.
Management has applied judgment in concluding that there remain no material uncertainties related to events or conditions that may cast doubt upon the entity’s ability to continue as a going concern, which includes judgment of the effects of subsequent events (see Note 25); and the Company’s ability to realize its assets and settle its obligations in the normal course of operations for at least twelve months from the date of the financial statements.

Functional and Presentation Currency
(c)	Functional and Presentation Currency
The Company’s functional currency and that of the majority of its subsidiaries, as determined by management, is the United States (“U.S.”) dollar. The Company’s presentation currency is the U.S. dollar. As such, the accompanying consolidated financial statements are presented in U.S. dollars. All references to “C$” refer to Canadian dollars. Foreign currency denominated assets and liabilities are re-measured
into the functional currency using
period-end
exchange rates. Gains and losses from foreign currency transactions are included in Other (expense) income, net in the Consolidated Statements of Operations.
Assets and liabilities of foreign operations having a functional currency other than the U.S. dollar are translated at the rate of exchange prevailing at the reporting date; revenues and expenses are translated at the monthly average rate of exchange during the period. Gains or losses on translation of foreign subsidiaries and net investments in foreign operations are included in other comprehensive loss.

Basis of Consolidation
(d)	Basis of Consolidation
The consolidated financial statements include the accounts of the Company and its subsidiaries with intercompany balances and transactions eliminated upon consolidation. Subsidiaries are those entities over which the Company has the power over the investee, is exposed, or has rights, to variable returns from its involvement with the investee, and has the ability to use its power to affect its returns. The following are Cresco’s wholly owned or effectively controlled subsidiaries and entities over which the Company has control as of December 31, 2020.

Entity	Location	Purpose	Percentage Held
Cresco Labs Inc.	British Columbia, Canada	Parent Company
Cresco U.S. Corp.	Illinois	Manager of Cresco Labs, LLC	100%
Cresco Labs, LLC	Illinois	Operating Entity	49.98%
Cresco Labs Notes Issuer, LLC	Illinois	Holding Company	100%
Gloucester Street Capital, LLC	New York	Holding Company	100%
Valley Agriceuticals, LLC	New York	Operating Entity	100%
MedMar Inc.	Illinois	Holding Company	100%
MedMar Lakeview, LLC (Sunnyside - Lakeview and Sunnyside - River North)	Illinois	Dispensary	87.6%
MedMar Rockford, LLC (Sunnyside - Rockford and Sunnyside - South Beloit)	Illinois	Dispensary	75%
CannaRoyalty Corp. (Origin House)	Ontario, Canada	Holding Company	100%
Cali-AntiFragile Corp.	California	Holding Company	100%
Alta Supply Inc. (Continuum)	California	Distribution	100%
Kaya Management Inc.	California	Production	100%
RPE Inc. (Continuum)	California	Distribution	100%
FloraCal	California	Cultivation	100%
Cub City, LLC	California	Distribution	100%
CRHC Holdings Corp.	Ontario, Canada	Holding Company	100%
2360149 Ontario Inc. (180 Smoke)	Ontario, Canada	Nicotine Vape Company	100%
Cresco Labs Michigan, LLC (a)	Michigan	Cultivation and Production Facility	85%

(a)	Cresco Labs Michigan, LLC is 85% owned by related parties within management of the Company.

Entity	Location	Purpose	Percentage Held
Cresco Labs Notes Issuer, LLC	Illinois	Holding Company
Cresco Labs Ohio, LLC	Ohio	Cultivation, Production and Dispensary Facility	98.77%
Wellbeings, LLC	Delaware	CBD Wellness Product Development	100%
Cresco Labs SLO, LLC	California	Holding Company	100%
SLO Cultivation Inc.	California	Cultivation and Production Facility	80%
Cresco Labs Joliet, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Kankakee, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Logan, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs PA, LLC	Pennsylvania; Registered: Illinois	Holding Company	100%
Cresco Yeltrah, LLC	Pennsylvania	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Arizona, LLC	Arizona	Holding Company	100%
Arizona Facilities Supply, LLC	Arizona/Maryland	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Tinad, LLC	Illinois	Holding Company	100%
PDI Medical III, LLC (Sunnyside - Buffalo Grove and Sunnyside - Naperville)	Illinois	Dispensary	100%
Cresco Labs Phoenix Farms, LLC	Illinois	Holding Company	100%
Phoenix Farms of Illinois, LLC (Sunnyside - Champaign and Sunnyside - Danville)	Illinois	Dispensary	100%
JDC Elmwood, LLC	Illinois	Holding Company	100%
FloraMedex, LLC (Sunnyside - Elmwood Park and Sunnyside - Schaumburg)	Illinois	Dispensary	100%
Cresco Edibles, LLC	Illinois	Holding Company	100%
TSC Cresco, LLC	Illinois	Licensing	75%
Cresco HHH, LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%

Cresco U.S. Corp., which is wholly owned by the Company, is the sole manager of Cresco Labs, LLC; Cresco Labs, LLC is the sole owner and manager of Cresco Labs Notes Issuer, LLC. Therefore, the Company controls Cresco Labs Notes Issuer, LLC and has consolidated its results into the consolidated financial statements.
Non-controlling
interests (“NCI”) represent ownership interests in consolidated subsidiaries by parties that are not shareholders of the Company. They are shown as a component of total equity in the Consolidated Statements of Financial Position, and the share of income (loss) attributable to NCI is shown as a component of net loss in the Consolidated Statements of Operations and in the Consolidated Statement of Comprehensive Loss. Changes in the parent company’s ownership that do not result in a loss of control are accounted for as equity transactions.

Cash and Cash Equivalents
(e)	Cash and Cash Equivalents
Cash and cash equivalents include cash deposits in financial institutions, other deposits that are readily convertible into cash and cash on hand. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Restricted Cash
(f)	Restricted Cash
Restricted cash represents amounts held in escrow related to investments, acquisitions, facility requirements and building improvements. The Company held $4.4 million and $5.1 million of restricted cash as of December 31, 2020 and 2019, respectively.

Accounts Receivable
(g)	Accounts Receivable
Accounts receivables are classified as financial assets initially recognized at fair value and subsequently measured at amortized cost, less any provisions for impairment. When a receivable is uncollectible, it is written off against the provision. Subsequent recoveries of amounts previously written off are credited to the Consolidated Statements of Operations.

Biological Assets
(h)	Biological Assets
The Company’s biological assets consist of cannabis plants and are valued at fair value less costs to sell up to the point of harvest, which becomes the basis for the cost of internally produced
Work-in-process
and Finished Goods inventory after harvest. The net unrealized gains or losses arising from changes in fair value less costs to sell during the year are included in the Consolidated Statements of Operations.
All production costs related to biological assets are expensed as incurred and are included as Cost of sales – production costs. They include the direct cost of seeds and growing materials as well as other indirect costs such as utilities and supplies used in the growing process. Indirect labor for individuals involved in the growing and quality control process is also included, as well as depreciation on production equipment and overhead costs such as rent to the extent it is associated with the growing space. Unrealized fair value gains/losses on growth of biological assets are recorded in a separate line in the Consolidated Statements of Operations.
The Company capitalizes cost incurred after harvest to bring the products to their present location and condition in accordance with International Accounting Standards (“IAS”) 2
Inventories
.

Inventory
(i)	Inventory
Inventories of purchased finished goods and packing materials are initially valued at cost and subsequently at the lower of cost and net realizable value. Inventories of harvested cannabis are transferred from biological assets at their fair value less costs to sell at harvest which becomes the deemed cost. Any subsequent post-harvest costs are capitalized to inventory. Post-harvest costs include costs such as materials, labor and depreciation expense on equipment involved in manufacturing, packaging, labeling, inspection and testing. Cost of sales - production costs also includes certain excise taxes and community benefit fees. Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Products for resale and supplies and consumables are valued at lower of cost and net realizable value.
The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventory is written down to net realizable value.

Property and Equipment
(j)	Property and Equipment
Property and equipment is stated at cost, net of accumulated depreciation. Land is recorded at cost. Depreciation is calculated using the straight-line method over the useful life of the asset. The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end
and adjusted prospectively, if appropriate. Equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the accompanying Consolidated Statements of Operations in the year the asset is derecognized.

Category	Methodology	Estimated Useful Life
Leasehold Improvements	Amortized over the lesser of the life of the lease or estimated useful life of the improvement	1 - 15 years
Machinery and Equipment	Over the estimated useful life of the asset	5 - 15 years
Furniture and Fixtures	Over the estimated useful life of the asset	3 - 8 years
Vehicles	Over the estimated useful life of the asset	5 years
Website and Software	Over the estimated useful life of the asset	3 - 7 years
Computer Equipment	Over the estimated useful life of the asset	3 - 7 years
Buildings and Building Improvements	Over the estimated useful life of the asset	5 - 39 years
Repairs and maintenance that do not improve efficiency or extend economic life are charged to expense as incurred.

Intangible Assets
(k)	Intangible Assets
Intangible assets are recorded at cost, less accumulated amortization and impairment losses, if any. Intangible assets acquired in a business combination are measured at fair value at the acquisition date or date of consolidation/control. Amortization of definite-lived intangible assets is recorded on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Category	Estimated Useful Life
Market-Related Intangibles	12 - 18 months
Customer Relationships	7 - 19 years
Non-Compete Agreements	4 - 5 years
Internally Developed Software	10 years
Trade Names	10 years
Permit Application Fees	1 - 2 years
The estimated useful lives and residual values are reviewed at each year end, and any changes in estimates are accounted for prospectively. Intangible assets that have an indefinite useful life are not subject to amortization. The Company’s indefinite-lived intangible assets consist of licenses, which, for valuation purposes, represent the future benefits associated with the Company’s cultivation, processing, and dispensary licenses. Absent such license intangibles, the Company cannot continue as a going concern and as such, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows to the Company.
Definite-lived intangible assets are tested for impairment when there is an indication of impairment. Indefinite-lived intangible assets are tested for impairment annually or more frequently as warranted if events or changes in circumstances indicate impairment (refer to Note 9 for additional details on impairment testing). During the year ended December 31, 2020, the Company recorded an impairment charge of $1.2 million on a market-related intangible asset due to changing market conditions. The Company fully recovered the value of this intangible asset and recorded an impairment reversal of $1.2 million. For the years ended December 31, 2020 and 2019, the Company did not recognize any impairment losses.

Investments in Associates
(l)	Investments in Associates
The Company determines how to account for investments based on the level of control it has over the investment. If it is determined that the Company has control, then the investment should be consolidated. Investments in which the Company has significant influence, but no control, are considered investments in associates. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but without control or joint control over those policies. Investments in associates are accounted for using the equity method of accounting. Interests in associates accounted for using the equity method are initially recognized at cost. The carrying value is then adjusted for the Company’s share of comprehensive loss, additional contributions to the investee and additional distributions from the investee. The carrying value of associates is assessed for impairment at each balance sheet date. The Company’s investments in equity-accounted investees are classified within Investments in the Consolidated Statements of Financial Position.

Investments in which the Company does not have significant influence or control are first recognized at cost. At each reporting period, changes from the initial cost and fair value are recognized through profit and loss and balances are classified within Investments in the Consolidated Statements of Financial Position. Refer to Note 8 for additional information on the Company’s Investments in Associates.

Goodwill
(m)	Goodwill
Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash-generating unit (“CGU”) or CGUs which are expected to benefit from the synergies of the combination.
Goodwill is tested for impairment annually or more frequently as warranted if events or changes in circumstances indicate impairment. For the purpose of impairment testing, goodwill and indefinite-lived intangible assets have been allocated to CGUs or groups of CGUs representing the lowest level that the assets are monitored for internal reporting purposes. Goodwill and indefinite-lived intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount (the higher of the asset’s fair value less costs of disposal and value-in-use);
an impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying amount of assets in the CGU. Any goodwill impairment loss is recognized in the Consolidated Statements of Operations in the period in which the impairment is identified. Impairment losses on goodwill are not subsequently reversed. The Company’s most recent goodwill impairment test during the year ended December 31, 2020 did not result in the recognition of any impairment losses. The Company did not record any goodwill impairment for the years ended December 31, 2020 and 2019.

Income Taxes
(n)	Income Taxes
Tax expense recognized in profit or loss is comprised of the sum of current and deferred taxes not recognized in other comprehensive income (loss) or directly in equity.

(i)	Current Tax
Current tax assets and/or liabilities are comprised of claims from, or obligations to, fiscal authorities relating to the current or prior reporting periods that are unpaid at the reporting date. Current tax is payable on taxable profit, which differs from profit or loss in the financial statements. Calculation of current tax is based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period.

(ii)	Deferred Tax
Deferred taxes are calculated using the liability method on temporary differences between the carrying amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are calculated, without discounting, at tax rates that are expected to apply to their respective period of realization, provided they are enacted or substantively enacted by the end of the reporting period. Deferred tax liabilities are always provided for in full. Deferred tax assets are recognized to the extent that it is probable that they will be able to be utilized against future taxable income. Deferred tax assets and liabilities are offset only when the Company has a right and intention to offset current tax assets and liabilities from the same taxation authority. Changes in deferred tax assets or liabilities are recognized as a component of tax income or expense in profit or loss, except where they relate to items that are recognized in other comprehensive income (loss) or directly in equity, in which case the related deferred tax is also recognized in other comprehensive income (loss) or equity, respectively.

Financial Instruments
(o)	Financial Instruments
The Company recognizes all financial instruments in accordance with IFRS 9
Financial Instruments
. All financial assets and financial liabilities, in respect of financial instruments, are recognized on the Company’s Consolidated Statements of Financial Position when the Company becomes a party to the contractual provisions of the instrument.
Financial assets and financial liabilities are initially measured at fair value. Transaction costs that are incremental and are directly attributable to the acquisition or issue of financial assets and financial liabilities (other than financial assets and financial liabilities measured at fair value through profit or loss) are added to or deducted from the fair value of the financial assets or financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognized immediately in profit or loss.
The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expires, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred. The classification of financial instruments dictates how these assets and liabilities are measured subsequently in the Company’s consolidated financial statements.

(i)	Financial Instruments Measured at Fair Value Through Profit or Loss
Financial instruments are classified as FVTPL when they are held for trading. A financial instrument is held for trading if it was acquired for the purpose of sale in the near term. Derivative financial instruments that are not designated and effective as hedging instruments are also classified as FVTPL. Financial instruments classified as FVTPL are stated at fair value with any changes in fair value recognized in earnings for the period. Financial assets in this category include certain short-term investments, derivatives and contingent consideration.
Loans receivable primarily consist of loans to entities in which the Company has a potential future investment. These loans are measured at either FVTPL if they have derivative qualities or at amortized cost, less expected credit losses.
Refer to Note 20 for additional information on the inputs utilized in the determination of fair values, including fair value hierarchy considerations.

(ii)	Financial Assets Measured at Amortized Cost
Financial assets measured at amortized cost are financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are initially recognized at fair value plus any directly attributable transaction costs. Subsequent to initial recognition, these financial assets are measured at amortized cost using the effective interest method, less any impairment losses. Financial assets in this category include cash and cash equivalents, trade receivables, other receivables, and loans receivable.

(iii)	Impairment of Financial Assets
The Company assesses at each statement of financial position date whether there is objective evidence that a financial asset or group of financial assets is impaired.
The Company recognizes expected credit losses (“ECL”) for trade receivables based on the simplified approach under IFRS 9. The simplified approach to the recognition of expected losses does not require the Company to track the changes in credit risk; rather, the Company recognizes a loss allowance based on lifetime ECLs at each reporting date from the date of the trade receivable.

Evidence of impairment may include indications that a debtor or a group of debtors is experiencing significant financial difficulty such as defaulting or delinquency in interest or principal payments; likely to enter bankruptcy or other financial reorganization; or experiencing a measurable decrease in the estimated future cash flows according to observable data such as changes in arrears or economic conditions that correlate with defaults. Trade receivables are reviewed qualitatively on a case-by-case
basis to determine whether they need to be written off.
For financial assets carried at amortized cost, the Company recognizes loss allowances for ECLs on its financial assets measured at amortized cost. ECLs are a probability-weighted estimate of credit losses. The Company applies a three-stage approach to measure ECLs. The Company measures loss allowance at an amount equal to twelve months of expected losses for performing loans receivable if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1) and at an amount equal to lifetime expected losses on loans receivable that have experienced a significant increase in credit risk since origination (Stage 2) and at an amount equal to lifetime expected losses which are credit impaired (Stage 3).
The Company considers a significant increase in credit risk to have occurred if contractual payments are more than 30 days past due and considers the loans receivable to be in default if they are 90 days past due. A significant increase in credit risk or default may have also occurred if there are other qualitative factors (including forward looking information) to consider; such as borrower specific information (i.e., change in credit assessment).
Objective evidence of impairment of financial assets carried at amortized cost exists if the counterparty is experiencing significant financial difficulty, there is a breach of contract, concessions are granted to the counterparty that would not normally be granted, or it is probable the counterparty will enter into bankruptcy or a financial reorganization. Refer to Note 3 for additional information on the impact of allowance for doubtful accounts and refer to Note 20 for additional information on the impact of ECLs.

(iv)	Financial Liabilities Measured at Amortized Cost
Financial liabilities measured at amortized cost are recognized initially at fair value net of any directly attributable transaction costs. Subsequent to initial recognition, these financial liabilities are measured at amortized cost using the effective interest method. Other financial liabilities are de-recognized
when the obligations are discharged, canceled or expired. Financial liabilities in this category include accounts payable and accrued liabilities and deferred consideration and other payables.

Summary of the Company’s Classification and Measurements of Financial Assets and Liabilities

IFRS 9
Account	Classification	Measurement
Cash and cash equivalents	Amortized cost	Amortized cost
Restricted cash	Amortized cost	Amortized cost
Accounts receivable	Amortized cost	Amortized cost
Loans receivable	Amortized cost or FVTPL	Amortized cost or fair value
Investments	FVTPL	Fair value
Accounts payable and accrued expenses and Other long-term liabilities	Amortized cost	Amortized cost
Deferred consideration, contingent consideration and other payables	FVTPL	Fair value
Derivative liabilities	FVTPL	Fair value
Short-term borrowings	Amortized cost	Amortized cost
Lease liabilities	Amortized cost	Amortized cost
Long-term notes payable and loans payable	Amortized cost	Amortized cost

Leases

(p)	Leases
The Company adopted IFRS 16
Leases
on January 1, 2019, using a modified retrospective approach with the cumulative effect of initially applying the standard recognized at the date of initial application, without revising prior periods.
IFRS 16 permits entities to elect practical expedients to simplify the ongoing application of IFRS 16. On an ongoing basis, the Company elected to adopt the following practical expedient:

(i)
The Company has elected not to recognize
right-of-use
(“ROU”) assets and lease liabilities where the total lease term is less than or equal to twelve months. The payments for such leases are recognized as rent expense within Selling, general and administrative expenses in the Consolidated Statements of Operations on a straight-line basis over the lease term.

The Company has entered into leases primarily for its corporate office, cultivation and processing facilities and dispensaries. At inception of a contract, the Company determines whether the contract includes a lease. A contract contains a lease if it includes enforceable rights and obligations under which the right to control the use of an identified asset is conveyed for a period of time in exchange for consideration. The Company recognizes an ROU asset and a lease liability at the commencement date – the date when the asset is available for use by the lessee.
The Company assesses at lease commencement whether it is reasonably certain to exercise extension or termination options. The Company reassesses its lease portfolio to determine whether it is reasonably certain to exercise the options if there is a significant event or significant change in circumstances within its control. The extension options which are considered reasonably certain to be exercised are mainly those for which operational decisions have been made which make the leased assets vital to the continued relevant business activities.
Liabilities arising from a lease are initially measured at the present value of the lease payments not yet paid which are then discounted using the Company’s incremental borrowing rate. Lease liabilities include the value of the following payments:
(i) Fixed payments, including
in-substance
fixed payments, less any lease incentives receivable;

(ii) The exercise price of a purchase option if the Company is reasonably certain to exercise that option; and
(iii) Penalties for early termination of the lease, if the lease term reflects the Company exercising an option to terminate the lease.
The lease liability is subsequently measured at amortized cost using the effective interest method. The lease liability is decreased by cash paid less interest expense incurred. The lease liability is remeasured when there is a change in future lease payments, or if the Company changes its assessment of whether it will exercise an extension, purchase, or termination option.
ROU assets are measured at cost and are comprised of the following:

(i)	The amount of the initial measurement of lease liability;

(ii)	Lease payments made at or before the commencement date less any lease incentives received;

(iii)	Any initial direct costs; and

(iv)	An estimate of costs of dismantling and removing the underlying asset, restoring the site on which it is located or the underlying asset, if applicable.
The ROU asset is depreciated on a straight-line basis from the commencement date to the end of the lease term. The depreciation expense on ROU assets replaces rent expense. The value of the ROU asset is periodically reduced by impairment losses, if any, and adjusted for certain revaluations of the lease liability.
Upon adoption on January 1, 2019, the Company recognized ROU assets of $32.5 million and lease liabilities of $37.7 million, accumulated deficit of $1.5 million, a reduction of deferred rent of $2.2 million and a reduction of non-controlling
interest of $1.5 million. The cumulative effect adjustment to accumulated deficit and NCI was a result of measuring the ROU asset for certain leases as if IFRS 16 had been applied since their respective commencement dates.
The following reconciliation to the opening balance for lease liabilities under IFRS 16 as of January 1, 2019 is based on leases at December 31, 2018:

($ in thousands)
Lease obligations in accordance with IAS 17 at December 31, 2018	$60,451
Leases not commenced at January 1, 2019	(929)
Exemption for short-term leases	(133)
Lease extension options	34,841
Other	1,149

Obligations from lease arrangements (undiscounted)	$95,379

Effect of discounting	(57,672)

Lease liability recognized as of January 1, 2019	$37,707

Refer to Note 7 for additional information on leases.

Revenue Recognition
(q)	Revenue Recognition
The Company’s primary source of revenue is from wholesale of cannabis products to dispensary locations and direct retail sales to eligible customers at the Company-owned dispensaries.
IFRS 15
Revenue from Contracts with Customers
includes a five-step model for contracts with customers as follows:

1.	Identify the contract with a customer;

2.	Identify the performance obligations in the contract;

3.	Determine the transaction price, which is the total consideration provided by the customer;

4.	Allocate the transaction price among the performance obligations in the contract based on their relative fair values; and

5.	Recognize revenue when the relevant criteria are met for each unit (at a point in time or over time).
The Company recognizes revenue upon satisfaction of the performance obligation, when control of the promised goods is transferred to the Company’s customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods, upon delivery and acceptance by wholesale customers and upon sale to retail customers. Revenue is presented net of sales tax and other related taxes.
The company satisfies the following criteria prior to deeming control to have transferred to customers in bill-and-hold
arrangements:

1.	The reason for the bill-and-hold arrangement is substantive (for example, the customer has requested the arrangement);

2.	Products is identified separately as belonging to the customer;

3.	Products currently are ready for physical transfer to the customer; and

4.	Products cannot be used or directed to another customer.
Contract Costs
In accordance with IFRS 15, incremental costs to obtain a contract are capitalized and amortized over the contract term if the cost are expected to be recoverable. The Company does not capitalize incremental costs to obtain a contract where the contract duration is expected to be one year or less. As of December 31, 2020 and 2019, the Company did not have any costs capitalized.

Classification of Expenses
(r)	Classification of Expenses
The expenses in the accompanying Consolidated Statements of Operations are presented by function. The Company recognizes excise tax as Cost of sales—production costs or Selling, general and administrative expense based on whether the tax is generated on production of cannabis or as part of selling costs, respectively. See Note 16 for details of expenses by nature.

Share-Based Compensation
(s)	Share-Based Compensation
The Company measures equity settled share-based payments based on their fair value at the grant date and recognizes compensation expense over the vesting period based on the Company’s estimate of equity instruments that will eventually vest. Expected forfeitures are estimated at the date of grant and subsequently adjusted if further information indicates actual forfeitures may vary from the original estimate. The impact of the revision of the original estimate is recognized in profit or loss such that the cumulative expense reflects the revised estimate. For share-based payments granted to non-employees,
the compensation expense is measured at the fair value on the measurement date which is the date on which goods and services are received. When the fair value cannot be estimated, it is measured at the fair value of the equity instruments granted. The fair value of share-based compensation to non-employees
is periodically
re-measured
until counterparty performance is complete, and any change therein is recognized over the period and in the same manner as if the Company had paid cash instead of paying with or using equity instruments.
For awards where the holder has the election of settling their award in either cash or equity, the fair value of share-based compensation is remeasured at the end of each reporting period until the corresponding awards are settled.

Earnings (Loss) Per Share
(t)	Earnings (Loss) Per Share
The Company presents basic and diluted earnings (loss) per share. Basic earnings (loss) per share is calculated by dividing the profit or loss attributable to shareholders by the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share is determined by adjusting the profit or loss attributable to shareholders and the weighted average number of shares outstanding, for the effects of all dilutive potential shares, which are comprised of redeemable LLC shares, warrants, options and restricted stock units (“RSUs”) issued. Items with an anti-dilutive impact are excluded from the calculation. The number of shares included with respect to options, warrants, redeemable shares and RSUs is computed using the treasury stock method.

Significant Accounting Judgments, Estimates, and Assumptions
(u)	Significant Accounting Judgments, Estimates, and Assumptions
The preparation of the Company’s consolidated financial statements under IFRS requires management to make judgments, estimates, and assumptions about the carrying amounts of certain assets and liabilities. Estimates and related assumptions are based on historical experience and other relevant factors. Actual results may differ from these estimates.
Estimates and underlying assumptions are reviewed on an ongoing basis for reasonableness and relevancy. Where revisions are required, they are recognized in the period in which the estimate is revised for the current as well as future periods that are affected.
Significant judgements, estimates, and assumptions that have the most significant effect on the amounts recognized in the accompanying consolidated financial statements are described below.

(i)	ECL on Loan Receivables and Trade Receivables
The Company calculates ECLs for trade receivables based on the historical default rates over the expected life of the trade receivable and adjusts for forward-looking estimates, which are determined through the exercise of judgement. The Company calculates ECLs for loan receivables by considering cash shortfalls on a discounted basis it would incur in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring, which is determined through the exercise of judgement. The Company’s ECL models rely on forward looking information and economic inputs, such as default rates, industry growth rate, licensing rules, etc. The inputs and models used for calculating expected credit losses may not always capture all characteristics of the market at the date of the financial statements. To reflect this, qualitative adjustments or overlays may be made as temporary adjustments using expert credit judgement. The allowance the Company records, if any, is the sum of these probability weighted outcomes.

(ii)	Biological Assets and Inventory
The valuation of biological assets at the point of harvest is the cost basis for all cannabis-based inventory and thus any critical estimates and judgements related to the valuation of biological assets are also applicable for inventory. In calculating the value of the biological assets and inventory, the estimates management make include: estimating the stage of growth of the cannabis up to the point of harvest, the likelihood cannabis plants will grow to full maturity, harvesting costs, selling costs, average or expected selling prices and expected yields for the cannabis plants. In calculating final inventory values, management compares the inventory cost to estimated net realizable value. The Company must also determine if the cost of any inventory exceeds its net realizable value, such as cases where prices have decreased, or inventory has spoiled or has otherwise been damaged. See Note 4 for additional information.

(iii)	Estimated Useful Lives, Depreciation of Property and Equipment, and Amortization of Intangible Assets
Depreciation of property and equipment and amortization of intangible assets is dependent upon estimates of useful lives which are determined through the exercise of judgement.

(iv)	Property and Equipment Impairment
The Company evaluates the carrying value of long-lived assets at the end of each reporting period whenever there is any indication that a long-lived asset is impaired. Such indicators include evidence of physical damage, indicators that the economic performance of the asset is worse than expected, or that the decline in asset value is more than the passage of time or normal use, or significant changes occur with an adverse effect on the Company’s business. If any such indication exists, the Company estimates the recoverable amount of the asset. An asset is impaired when its carrying amount exceeds its recoverable amount. The Company measures impairment based on the amount by which the carrying value exceeds the estimated fair value of the long-lived asset. The fair value is determined primarily by using the projected future cash flows discounted at a rate commensurate with the risk involved as well as market valuations. Losses on long-lived assets to be disposed of are determined in a similar manner, except that the fair values are reduced for an estimate of the cost to dispose or abandon.

(v)	Goodwill and Indefinite-Lived Intangible Asset Impairment
Goodwill and indefinite-lived intangible assets are tested for impairment annually during the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of these assets has been impaired. In order to determine if the value of these assets might be impaired, the CGU to which the assets have been allocated must be valued using present value techniques. When applying this valuation technique, the Company relies on a number of factors, including historical results, business plans, forecasts, market data and discount rates. Changes in the conditions for these judgements and estimates can significantly affect the assessed value of goodwill and indefinite-lived intangibles. The Company has determined that the goodwill associated with all acquisitions belongs to each respective state as this is the lowest level at which management monitors goodwill and indefinite-lived intangibles. See Note 9 for additional details.

(vi)	Business Combinations and Asset Acquisitions
Determination of an acquisition as a business combination or an asset acquisition depends on whether the assets acquired constitute a business. The classification can have a significant impact on the accounting on and subsequent to the acquisition date.

a.	Business Combinations
A business combination is a transaction or event in which an acquirer obtains control of one or more businesses and is accounted for by applying the acquisition method. The total consideration transferred in a business combination is the sum of the fair values of assets transferred, liabilities assumed and equity interests issued by the acquirer in exchange for control of the acquiree. The acquisition date is the date on which the Company obtains control of the acquiree. The identifiable assets acquired and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where IFRS 3
Business Combinations
provides exceptions to recording the amounts at fair value. Acquisition costs are expensed to profit or loss.

In determining the fair value of all identifiable assets, liabilities and contingent liabilities acquired, the most significant estimates relate to contingent consideration and intangible assets. Management exercises judgement in estimating the probability and timing of when contingent payments are expected to be made and at what amounts, which is used as the basis for estimating fair value. For any intangible asset identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent valuation expert or management may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. The evaluations are linked closely to the assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied.
Non-controlling
interest in the acquiree, if any, is recognized either at fair value or at the non-controlling
interest’s proportionate share of the acquiree’s net assets, determined on an acquisition-by-acquisition
basis. For each acquisition, the excess of total consideration over the fair value of previously held equity interest prior to obtaining control, and the non-controlling
interest in the acquiree over the fair value of the identifiable net assets acquired, is recorded as goodwill.

b.	Asset Acquisitions
Acquisitions that do not meet the definition of a business combination are accounted for as an asset acquisition. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Goodwill is not recorded as a result of an asset acquisition.

(vii)	Control Over the Investee, Principles of Consolidation
The Company examines three elements to determine whether control exists. When all of these three elements of control are present, then an investor is considered to have control over an investee and consolidation is required. When one or more of the elements is not present, an investor will not consolidate, but instead will be required to determine the nature of its relationship with the investee. The three elements of control that serve as the basis of consolidation include: identify the investee, understand the purpose and design of the investee, and identify the relevant activities of the investee and how decisions about these relevant activities are made. The Company exercises its judgement when determining control over an investee when it has all of the following attributes: power over the investee, such as the ability to direct relevant activities of the investee; exposure or rights to variable returns from its involvement with the investee, such as returns that are not fixed and have the potential to vary with performance of the investee; and the ability to use its power over the investee to affect the amount of the investor’s returns, such as identifying the link between power and returns.
Cresco Labs Inc. through Cresco U.S. Corp has control over Cresco Labs, LLC. Despite holding a minority interest, the Company has the full decision-making power over Cresco Labs. According to IFRS 10
Consolidated Financial Statements,
an investor controls an investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The Company has the right to direct all the relevant activities of Cresco Labs and to affect its returns under the amended and restated LLC Agreement. The Company is also exposed to variable returns through its own shareholding in Cresco Labs. The Company also exercises judgement in applying the provisions of IFRS 10 to determine when to consolidate its acquired entities, which may occur before the related transactions have been fully funded. See Note 13 for additional information.

(viii)	Share-Based Compensation
In calculating share-based compensation expense, key estimates such as the rate of forfeiture of awards granted, the expected life of options, the volatility of the Company’s stock price and the risk-free interest rate are used.

(ix)	Income Tax
Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made. Further, to the extent that there are any uncertain tax positions where it is “probable” that a taxing authority would not accept such tax position, the Company reflects the measurement of that uncertainty in its current and deferred taxes in the financial statement.

(x)	Sale and Leaseback Accounting
A sale and leaseback transaction involves the transfer of an asset to another entity and the leaseback of the same asset. The Company applies IFRS 15 and IFRS 16 when accounting for sale and leaseback transactions. Significant estimates and judgements applied include determination of the fair value of the underlying asset, transfer of control, and determination of the implicit interest rate. The Company recognizes gains or losses related to the transfer of rights of the asset to the buyer-lessor and measures the ROU asset arising from the leaseback at the retained portion of the previous carrying amount.

(xi)	Fair Value Measurements
Fair value is defined as a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on a specified date. The Company calculates the estimated fair value of financial instruments using quoted market prices whenever available and utilizes standard pricing models in situations where quoted market prices are not available. Refer to Note 20 for additional information on the inputs utilized in the determination of fair values, including fair value hierarchy considerations.

Reclasses and Adjustments
(v)	Reclasses and Adjustments
Certain prior period amounts have been reclassified for comparability with the current year presentation.

Recently Issued Accounting Standards
(w)	Recently Issued Accounting Standards
The Company does not believe any recently issued, but not yet effective IFRS standards that have been issued by the IASB will have a material impact on the Company’s financial statements.